                                                             EXHIBIT (h)(23)(b)

             Amendment No. 2 to Administrative Services Agreement
                                     Among
                            OppenheimerFunds, Inc.
                                      and
       The United States Life Insurance Company in the City of New York

   The Administrative Services Agreement by and between OppenheimerFunds, Inc. and The United States Life Insurance Company in the City of New York (the "Agreement") is hereby amended as follows:

       1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: January 2, 2007

OPPENHEIMERFUNDS, INC.

By:    __________________________
Name:
Title:

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK

By:    __________________________
Name:
Title:

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                                 Schedule B to
             Amendment No. 2 to Administrative Services Agreement
                          (Effective January 2, 2007)
                                     Among
                            OppenheimerFunds, Inc.
                                      and
       The United States Life Insurance Company in the City of New York

Separate Accounts                       Products
-----------------                       --------------------------------------
The United States Life Insurance
Company                                 Platinum Investor PLUS VUL
in the City of New York                 Form No. 02600N
Separate Account USL VL-R

                                        Platinum Investor Survivor II VUL
                                        Form No. 01206N

                                        Platinum Investor VIP VUL
                                        Form No. 05604N and 05604NU

The United States Life Insurance        Platinum Investor Immediate VA
Company
In the City of New York                 Form No. 03017N
Separate Account USL VA-R